UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 27, 2010
Park-Ohio Holdings Corp.
(Exact name of registrant as specified in its charter)

Ohio	000-03134	34-1867219
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification Number)
6065 Parkland Blvd.
Cleveland, OH 44124
(Address of principal executive offices)
(440) 947-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
Park-Ohio Holdings Corp. (the “Company”) held its Annual Meeting of Shareholders on May 27, 2010 (the “Annual Meeting”). At the Annual Meeting, all proposals were approved. The proposals below are described in more detail in the Company’s definitive proxy statement filed April 22, 2010 for the Annual Meeting. The final results were as follows:
(a) The following individuals were nominated in 2010 to serve as directors of the Company until the 2013 Annual Meeting of Shareholders. All nominees were elected. The results were as follows:

Director Nominee	For	Withheld	Broker Non-Vote

Patrick V. Auletta	9,092,296	6,888	1,913,911

Edward F. Crawford	9,087,958	11,226	1,913,911

James W. Wert	8,858,240	240,944	1,913,911

(b) Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

For	Against	Abstained	Broker Non-Vote

10,997,404	6,012	9,679	0
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park-Ohio Holdings Corp. (Registrant)
Date: June 1, 2010	By:	/s/ Robert D. Vilsack
Robert D. Vilsack
Secretary